                                                                       EXHIBIT B


                                   PROMISSORY NOTE
                                   ---------------


$200,000,000.00                                               New York, New York
                                                         as of December __, 1997



     FOR VALUED RECEIVED, the undersigned, (collectively, the "BORROWER"),DOES HEREBY PROMISE TO PAY to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation (the "Lender"), at the office of Prudential Securities Credit Corporation at One New York Plaza, New York, New York 10292 in lawful money of the United States of America in immediately available funds, the principal amount of TWO HUNDRED MILLION AND NO/100 DOLLARS ($200,000,000.00), or the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement) made by the Lender to the maker hereof pursuant to the Credit Agreement referred to below, whichever is less, on such date or dates as is required by the Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, as set forth in Section 3.02 of the Credit Agreement.

     The Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable heron severally waive grace, demand, presentment for payment, protest, notice of intention to accelerate or notice of acceleration,) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (a) to all extensions and partial payments, with or without notice, before or after maturity, (b) to any substitution, exchange or release of any security now or hereafter given for this Note, (c) to the release of any party primarily or secondarily liable hereon, and (d) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Borrower or any other party liable therefor or against any security for this Note. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     This Note is the Note referred to in the Credit Agreement, dated
December __, 1997, among Cali Realty, L.P., as Operating Partnership, the Parties listed on Schedule I attached thereto, as a Property Partnership and collectively with the Operating Partnership, as Borrower, the lenders from time to time parties thereto, as Lender and Prudential Securities Credit Corporation, as Administrative Agent, as the same may be amended from time to time, and is entitled to the benefits of and is secured by the security interests granted in the Credit Agreement and Credit Facility Documents and the other security documents referred to and described therein, which among other things contain provisions for optional and mandatory prepayment, and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

     Capitalized terms used and not defined in this Note shall have the meanings assigned thereto under the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                   BORROWER


                                   CALI REALTY, L.P.

                                   By:  Cali Realty Corporation, its sole
                                        general partner


                                   By:
                                      --------------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President


                                   BRIDGE PLAZA REALTY ASSOCIATES L.P.

                                   By: Cali Sub IX, Inc., its general partner


                                   By:
                                      --------------------------------
                                      Name: Barry Lefkowitz

                                      Title:  Vice President



                                   C.W. ASSOCIATES

                                   By: Cali Sub II, Inc., its general partner


                                   By:
                                      ---------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President


                                   CHESTNUT RIDGE ASSOCIATES

                                   By: Cali Sub III, Inc., its general
                                       partner


                                   By:
                                      ---------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President


                                   500 COLUMBIA TURNPIKE ASSOCIATES

                                   By: Cali Sub I, Inc., its general partner


                                   By:
                                      ---------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President



                                   GROVE STREET ASSOCIATES OF JERSEY CITY
                                   LIMITED PARTNERSHIP

                                   By: Cali Sub IV, Inc., its general partner

                                   By:
                                      ----------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President


                                   JUMPING BROOK REALTY ASSOCIATES L.P.

                                   By: Cali Sub VII, Inc., its general
                                       partner


                                   By:
                                      ----------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President



                                   OFFICE ASSOCIATES, LTD.

                                   By: Cali Sub III, Inc., its general
                                       partner


                                   By:
                                      ----------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President


                                   ROSELAND II LIMITED PARTNERSHIP

                                   By: Cali Sub III, Inc., its general
                                       partner


                                   By:
                                      ----------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President

                                   SIX COMMERCE DRIVE ASSOCIATES

                                   By: Cali Sub I, Inc., its general partner


                                   By:
                                      ----------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President





                                   300 TICE REALTY ASSOCIATES, L.P.

                                   By: Cali Sub IX, Inc., its general partner


                                   By:
                                      ----------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President


                                   20 COMMERCE DRIVE ASSOCIATES

                                   By: Cali Sub IV, Inc., its general partner


                                   By:
                                      ----------------------------
                                      Name: Barry Lefkowitz
                                      Title:  Vice President


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